EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TELKONET INC. (the "Company") on Form 10-QSB for the period ending JUNE 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, RONALD W. PICKETT, President, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ronald W. Pickett
---------------------
Ronald W. Pickett
President
August 13, 2003


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